Exhibit 77Q1(e) to ACSAA 05.31.2012 NSAR

Management Agreement with American Century Investment Management, Inc., effective as of January 31, 2012 (filed electronically as Exhibit (d)(2) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on January 30, 2012, File No. 33-79482 and incorporated herein by reference).

J:\LG\ACSAA\NSAR\2012\77Q1(e) for 05.31.12 filing.docx